UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2004

MCG CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-33377	54-1889518
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Wilson Boulevard, Suite 3000

Arlington, VA 22209

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (703) 247-7500

Item 5. Other Events.

On August 4, 2004, MCG Capital Corporation issued a press release announcing that it has named Kim D. Kelly as an additional Independent Director effective August 1, 2004. The text of the press release is included as an exhibit to this Form 8-K.

Item 7. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press release dated August 4, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2004	MCG CAPITAL CORPORATION

	By:	/s/ Bryan J. Mitchell
Bryan J. Mitchell
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated August 4, 2004